                                                                  Exhibit 10.3.2

                                 AMENDMENT NO. 1
                     TO THE POWER PURCHASE CONTRACT BETWEEN
                       SOUTHERN CALIFORNIA EDISON COMPANY
                                       AND
                                ORMESA GEOTHERMAL
                                  QFID NO. 3010

This Amendment No. 1 to the Power Purchase Contract (Document No. 2044C)
originally entered into between Republic Geothermal, Inc. and Southern
California Edison Company ("Contract") is entered into by Ormesa Geothermal, a
California general partnership ("Seller"), and Southern California Edison
Company, a California corporation ("Edison") (individually "Party," collectively
"Parties").

                                    RECITALS

This Amendment No. 1 to the Contract is made with reference to the following facts, among others:

2.1      Republic Geothermal, Inc. and Edison executed the Contract as of the
         18th day of July, 1984.

2.2      Republic Geothermal, Inc. assigned the Contract to Ormat Systems, Inc.
         on November 6, 1984, to which assignment Edison consented on December
         19, 1984.

2.3      Ormat Systems, Inc. assigned the Contract to Seller on February 27,
         1985, to which assignment Edison consented on July 22, 1985.

2.4      On June 17, 1988, Seller provided Edison with a new address for correspondence and the identity of the fiduciary to whom payments are to be mailed.

2.5      The Parties mutually desire to adjust the pattern of payments under the
         Contract in a manner that will give the Seller more certainty about its payment stream, but reduce the overall cost of energy to Edison. To that end, the Parties desire to increase the Contract Capacity from
         24,000 kW to 31,500 kW, limit Contract energy deliveries to Edison to
         38,000 kilowatthours per hour, and limit the Contract Capacity eligible for Capacity bonus Payment to 27,000 kW.

                                    AGREEMENT

         The Parties agree to amend the Contract as follows:

3.1      Delete Section 1.1 and replace it with the following:

         "1.1 All notices and correspondence, except payments for Energy and capacity, shall be sent to Seller at the following address:

                           Ormesa Geothermal
                           P.O. Box 819
                           El Centro, CA 92244

        All payments to Seller for Energy and capacity shall be sent to Seller's fiduciary at the following address:

                           First Interstate Bank
                           Corporate Trust Division
                           707 Wilshire Boulevard, W 10-2

                                        2

                           Los Angeles, CA  90017
                           Account:  SCE Payment
                           Account No. 8213132-000"

3.2      Delete Section 1.2.a and replace it with the following:

         "a.       Nameplate Rating:  38,000 kW"

3.3      Delete Section 1.3 and replace it with the following:

         "1.3      Contract Capacity:  31,500 kW"

3.4      Delete Lines 5 and 6, Page 31, Section 8.1.2.4.c and replace it with the following:

         "D.  27,000 kW"
3.5      Delete Section 9.1.1 and replace it with the following:

     "9.1.1    Not later than thirty (30) days after the end of each monthly billing period, Edison shall mail to Seller: (1) statement showing the Energy and Contract Capacity delivered to Edison during the on-peak, mid-peak, and off-peak periods, as those periods are specified in Edison's Tariff Schedule No. TOU-8 for that monthly billing period; and (2) Edison's computation of the amount due Seller. Within the same thirty (30) days, Edison shall mail to Seller's facility, at the address provided in Section
               1.1, Edison's check made payable to Seller, in payment of the amount due Seller."

3.6      Add the following subsection to Section 14:

     "14.5     Seller shall indemnify and hold harmless Edison, its directors, officers, and employees or agents from and against any loss, damage, claim, cost, charge or expense (including direct,
               indirect, or consequential loss, damage, claim, cost, charge or expense), including attorney's fees and other costs of
               litigation, incurred by Edison and resulting from the mailing of payment to Seller's fiduciary as provided in Section 9.1.1."

                                       3

                       OTHER CONTRACT TERMS AND CONDITIONS

         Except as expressly amended herein, the terms and conditions of the original Contract shall remain in full force and effect.

                                 EFFECTIVE DATE

         This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

                                SIGNATURE CLAUSE

         The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 to the Contract on behalf of the
Party for whom they signed. This Agreement No. 1 to the Contract is hereby executed as of this 23rd day of December, 1988.

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                        By:  /s/ Glenn Bjorklund
                                           ------------------------------------
                                        Name:           GLENN BJORKLUND
                                        Title:           Vice President

                                        ORMESA GEOTHERMAL

                                        By:  /s/ Indecipherable
                                           ------------------------------------
                                        Name:
                                        Title:

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